Allstate Life Insurance Company of New York
Allstate Life of New York Variable Life Separate Account A

Supplement, dated February 27, 2015, to
the Consultant Accumulator Variable Universal Life Prospectus and
the Consultant Protector Variable Universal Life Prospectus

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable life contracts issued by Allstate Life Insurance Company of New York.

We have received notice that, subject to a shareholder vote, the following fund is expected to be reorganized on or about March 27, 2015 (“the Conversion Date”):

Merging Fund	Acquiring Fund
MFS Investors Growth Stock Series - Initial Class	MFS Massachusetts Investors Growth Stock Portfolio - Initial Class

Due to this reorganization, on the Conversion Date, the corresponding sub-account to the Merging Fund (“Merging Sub-Account”) will no longer be offered as an investment alternative and we will no longer accept new premiums for investment in or permit transfers to the Merging Sub-Account.  In addition, the sub-account corresponding to the Acquiring Fund (“Acquiring Sub-Account”) will be added to your policy.

As the Merging Sub-Account will no longer be offered as an investment option, you may wish to transfer, prior to the Conversion Date, some or all of your policy value in the Merging Sub-Account to the other investment options currently offered by your policy.  These transfers are not subject to a transfer fee. Any value remaining in the Merging Sub-Account will be transferred automatically, as of the Conversion Date, to the Acquiring Sub-Account.

If you currently allocate policy value to the Merging Sub-Account through automatic additions, automatic portfolio rebalancing, dollar cost averaging or systematic withdrawal programs, your allocations in these programs will also need to be changed. If you do not change these allocations to other investment options currently available under your policy, any allocations to the Merging Sub-Account will be automatically allocated, as of the Conversion Date, to the Acquiring Sub-Account.

We will send you a confirmation that shows the amount that is transferred to the Acquiring Sub-Account or to the investment option that you chose and the date of the transaction.  For additional information on how to transfer to another investment option, or how to make a change to your current allocation(s), please contact your financial representative or call our Customer Service Center at 1-800-865-5237.

Please keep this supplement for future reference together with your prospectus.